SUMMARY PROSPECTUS
August 15, 2014

Toreador International Fund

Investor Class Ticker: TMRFX
Class C Shares: TMRCX
Institutional Shares Ticker: TMRIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.theworldfundstrust.com. You may also obtain this information at no cost by calling 1-800-673-0550. The Fund’s Prospectus and Statement of Additional Information, both dated July 29, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Fund is capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Shares	Institutional Shares	Class C Shares

Redemption Fee as a % of amount redeemed,
(if applicable, for shares redeemed within 90 days of purchase)	1.00%	1.00%	None
Maximum deferred sales charge (load) (as a percentage of the NAV at time of purchase)(1)	None	None	2.00%

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Advisory Fee	1.15%	1.15%	1.15%
Distribution (12b-1) and Service Fees	0.25%	None	1.00%
Other Expenses	2.13%	2.13%	2.13%
Total Annual Fund Operating Expenses(2)	3.53%	3.28%	4.28%
Less Fee Waivers and/or Expense
Reimbursements(2)	(1.53%)	(1.53%)	(1.53%)
Net Expenses(2)	2.00%	1.75%	2.75%

(1)	This deferred sales charge applies to Class C Shares sold within two years of purchase.

(2)

The Adviser has contractually agreed to reduce fees and reimburse expenses until January 31, 2016 in order to keep Net Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expense on short sales, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) from exceeding 2.00%, 1.75% and 2.75% of the Fund’s Investor Class, Institutional Class and C Class shares’ average daily net assets, respectively. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid. The Adviser may recoup these amounts if such reimbursement does not cause the Fund to exceed existing expense limitations. This expense limitation agreement may be terminated by the Adviser or the Board of Trustees of the Trust at any time after January 31, 2016.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$203	$941	$1,701	$3,700
Institutional Shares	$178	$867	$1,580	$3,472
Class C Shares	$478	$1,160	$2,054	$4,347

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 224.42% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies located outside the United States. This investment policy may be changed by the Fund upon 60 days’ prior notice to shareholders. Equity securities consist of common stock, depositary receipts, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks.

The foreign securities the Fund purchases may not always be purchased on the principal market. For example, depositary receipts may be purchased if trading conditions make them more attractive than the underlying security. Depositary receipts include securities such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Registered Depositary Certificates (“RDCs”). ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that represent ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a foreign or U.S. corporation. Depositary receipts may be available through “sponsored" or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depositary, whereas an unsponsored facility is established by the depositary without participation by the issuer of the underlying security. The market value of depositary receipts is dependent on the market value of the underlying securities, and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.

In addition to the equity securities described above, the Fund may also invest in shares of other registered investment companies, such as closed-end investment companies and exchange-traded funds (“ETFs”). ETFs, generally, are investment companies that seek to track the performance of a particular market index. These investment companies invest in securities that are consistent with the Fund’s investment objective and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. Securities of other investment companies will be acquired by the Fund within the limits contained in the Investment Company Act of 1940, as amended (the “1940 Act”).

In selecting securities for the Fund, Toreador Research & Trading, LLC (the “Adviser”) emphasizes fundamental company-by-company analysis in conjunction with a broader analysis of specific sectors. When relevant, however, the Adviser may consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values. The primary factor in selecting securities for investment by the Fund will be the company’s current price relative to its long-term earnings potential, or intrinsic value as determined using discounted cash flow analysis and other valuation techniques, whichever are appropriate. In addition, the Adviser will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, state regulation, management and other factors in comparison to other companies around the world which the Adviser believes are comparable. The Adviser, in selecting investments, will also consider macro-economic factors such as inflation and gross domestic product growth.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a security appreciates such that, as a total percentage of the Fund’s portfolio, it becomes too large; (2) if the sector or security appears to be under-performing; (3) if the company’s management appears to be engaging in conduct not in the best interest of public shareholders; (4) if it is necessary to sell loss positions in order to reduce taxable gains to Fund shareholders reflected in earlier sales of positions with gains; and (5) if it is necessary to raise funds to cover redemptions.

Principal Risks

The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the Fund’s net asset value (“NAV”) to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the Adviser will achieve the Fund’s investment objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Market Risk — The Fund is subject to market risk. Market risk is the possibility that, over short or long periods, stock prices will decline. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund’s investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Foreign Investing — The Fund will invest in foreign securities. These investments may involve financial, economic or political risks that are not ordinarily associated with investments in U.S. securities. Therefore, the Fund’s NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

The Fund also invests in securities of companies that trade in emerging and developing markets. In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities traded in more developed markets.

Emerging and Developing Markets — The Fund’s investments in emerging and developing countries involve the same risks that are associated with foreign investing in general. In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts — In addition to the risk of foreign investments applicable to the underlying securities, unsponsored depositary receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current.

Investment Companies and ETFs — The Fund may invest a portion of its assets in other investment companies, including ETFs. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which may result in a loss.

Non-Diversification Risk — The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). This means that the Fund may invest a larger portion of its assets in a small number of securities. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these securities, and may experience increased volatility due to its investments in these securities.

Performance Information

The Fund began operations on October 1, 1998 as the Third Millennium Russia Fund (the “Russia Fund”). On October 10, 2012 the Russia Fund’s name and investment policies were changed and on December 27, 2012, shareholders approved the new investment advisory agreement between the Company, on behalf of the Fund, and the Adviser. No performance information is presented for the fund under its prior investment policy.

The Fund was reorganized on August 15, 2014 from a series of World Funds, Inc., a Maryland corporation (the “Predecessor Fund”), to a series of the World Funds Trust, a Delaware statutory trust (the “Reorganization”). While the Fund is a continuation of the Predecessor Fund and would have invested in the same portfolio of securities, the Fund’s performance during the same time period may have been different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

Year-By-Year Annual Returns

During the period shown, the highest quarterly return was 11.55% (quarter ended September 30, 2013) and the lowest quarterly return was 0.07% (quarter ended June 30, 2013).

Average Annual Returns for Periods Ended December 31, 2013

The table below shows how average annual total returns of the Predecessor Fund’s classes compared to those of the Predecessor Fund’s benchmark. The table also presents the impact of taxes on the Predecessor Fund’s Investor Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Predecessor Fund Return Before Taxes	One Year	Since Inception (12/27/2012)

Investor Class Shares	25.63%	26.13%
Institutional Shares	25.90%	26.35%
Class C Shares	24.86%	25.19%

Predecessor Fund Return After Taxes – Investor Class Shares	One Year	Since Inception (12/27/2012)

Return After-Taxes on Distributions	25.63%	26.13%
Return After-Taxes on Distributions
and Sale of Fund Shares	15.48%	19.92%
MSCI EAFE Index (reflects no deduction
for fees, expenses or taxes)	19.00%	18.78%

Investment Adviser

Toreador Research & Trading, LLC serves as the investment adviser to the Fund.

Portfolio Manager

Mr. Paul Blinn and Mr. Rafael Resendes have served as the Portfolio Managers to the Fund since August 2012.

Purchase and Sale Of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial adviser or directly from the Fund. The minimum initial purchase or exchange into the Fund for Investor and Class C Shares is $2,500 and $100,000 for Institutional Shares. Subsequent investments must be in amounts of $100 for Investor Shares, $250 for Class C Shares and $10,000 for Institutional Shares. The Fund may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.